ADVANTAGE PRIMARY LIQUIDITY FUND

Shares of Daily Income Fund (the “Fund”) - Money Market Portfolio

Ticker Symbol

[ADLXX]

SUMMARY PROSPECTUS

July 27, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/Advantage. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 27, 2012, and the Fund’s most recent shareholder report, dated March 31, 2012, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE MONEY MARKET PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Advantage Shares of the Money Market Portfolio.

	Money Market Portfolio Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.12%
Distribution and Service (12b-1) Fees		1.00%
Other Expenses (includes Administration Fees listed below)		0.10%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.22%

Available exclusively to customers of

Oppenheimer & Co. Inc. and its Affiliates

85 Broad Street

New York, NY 10004

Example

This Example is intended to help you compare the cost of investing in the Advantage Shares of the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares of the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio – Advantage Shares:	$124	$387	$670	$1,477

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The Money Market Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high quality commercial paper, loan participation interests, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purpose would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

¡

The Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares of the Money Market Portfolio. The bar chart shows changes in the Advantage Shares of the Money Market Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Advantage Shares of the Money Market Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Money Market Portfolio – Advantage Shares

As of June 30, 2012, the Money Market Portfolio’s Advantage Shares had a year-to-date return of 0.01%.

The Money Market Portfolio Advantage Shares’ highest quarterly return was 1.11% for the quarter ended September 30, 2007; the lowest quarterly return was 0.00% for the quarter ended March 31, 2012.

Average Annual Total Returns – Money Market Portfolio Advantage Shares

For the period ended December 31, 2011

One Year	0.04%
Five Year	1.37%
Since Inception*	1.46%

*The inception date for the Money Market Portfolio’s Advantage Shares was November 1, 2006.

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Money Market Portfolio Advantage Shares of the Fund on any business day through Oppenheimer & Co. Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADVMM_23380W846 – SP0712

Available exclusively to customers of

Oppenheimer & Co. and its Affiliates

ADVANTAGE PRIMARY LIQUIDITY FUND SUMMARY PROSPECTUS
July 27, 2012